CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





   As independent public accountants, we hereby consent to all references to our firm included in or made a part of Registration Statement No. 333-27581 on Form N-1A of The Thurlow Funds, Inc.



                                           ARTHUR ANDERSEN LLP





   Milwaukee, Wisconsin,
   July 30, 1997.